UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report – July 28, 2008

CH ENERGY GROUP, INC.

(Exact name of registrant as specified in its charter)

NEW YORK	0-30512	14-1804460

State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification
incorporation)		Number)

284 South Avenue, Poughkeepsie, New York		12601-4879

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (845) 452-2000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 28, 2008, Registrant issued its second quarter 2008 earnings, as described in the Press Release of Registrant filed herewith as Exhibit 99, to which reference is made.

This information is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. See Exhibit Index.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH ENERGY GROUP, INC.
(Registrant)

	By:	/s/ Kimberly J. Wright

KIMBERLY J. WRIGHT
Vice President - Accounting and Controller

Dated: July 28, 2008

Exhibit Index

Exhibit No.
Regulation S-K
Item 601
Designation	Exhibit Description

99	Press Release of CH Energy Group, Inc., issued July 28, 2008, relating to its second quarter 2008 earnings.